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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2004

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                   0-50358             34-1983738
         -------------                   -------             ----------
(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.
            ------------------------

         On September 1, 2004, Clifton Savings Bancorp, Inc. issued a press release that announced that the Board of Directors had resolved to withdraw the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan from consideration by the Company's shareholders at the Company's upcoming annual meeting of shareholders scheduled for September 7, 2004.

         A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
            ---------------------------------------

         Exhibit 99.1 Press Release dated September 1, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CLIFTON SAVINGS BANCORP, INC.




Date: September 1, 2004               By: /s/ John A. Celentano, Jr.
                                          -------------------------------
                                          John A. Celentano, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer